UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2017

uniQure N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-36294	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Paasheuvelweg 25a, 1105 BP Amsterdam, The Netherlands	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +31-20-566-7394

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02. Termination of Material Definitive Agreement.

On July 27, 2017, uniQure N.V. (the “Company”), through its subsidiary, uniQure biopharma B.V., and Chiesi Farmaceutici S.p.A. (“Chiesi”) entered into an agreement to terminate in its entirety the Co-Development and License Agreement dated April 29, 2013 (the “Co-Development Agreement”) and to amend the Glybera Termination Agreement dated April 19, 2017 (the “Termination Agreement”).  Under the Termination Agreement, the Company will gain back the global rights to the development of the hemophilia B program and will not be required to provide any future services by providing technology access in the field of gene therapy to Chiesi.

In connection with the Termination Agreement, the Company will be entitled to certain cash payments as a full and final settlement of all amounts owed under the Co-Development Agreement subject to withholding of certain amounts by Chiesi in satisfaction of all payments due to Chiesi under the Glybera Termination Agreement. Certain other amendments consistent with the above have also been made to the Glybera Termination Agreement.  Chiesi is also providing the Company with an intellectual property warranty and indemnity in connection with the Termination Agreement, subject to certain conditions.

Item 8.01. Other Events

On July 31, 2017, the Company issued a press release, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference, announcing that the Company will gain back the global rights to the development of the hemophilia B program pursuant to the Termination Agreement.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

99.1                        Press release dated July 31, 2017, announcing that the Company will gain back the global rights to the development of the hemophilia B program pursuant to the Termination Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQURE N.V.
Date: July 31, 2017

	By:	/s/ MATTHEW KAPUSTA
		Name:	Matthew Kapusta
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Desciption

99.1	Press release dated July 31, 2017, announcing that the Company will gain back the global rights to the development of the hemophilia B program pursuant to the Termination Agreement.